SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON DC  20549

                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                         Date of Report: April 4, 2001
                       ---------------------------------
                       (Date of earliest event reported)



                     Advanced Deposition Technologies, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter





       Delaware                  1-12230               04-2865714
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(State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                      Identification No.)




          580 Myles Standish Boulevard, Taunton, Massachusetts 02780
          ----------------------------------------------------------
            (Address and Zip Code of Principal Executive Offices)


Registrant's telephone number including area code: (508) 823-0707
                                                   --------------

Item 3.  Bankruptcy or Receivership

           On April 4, 2001, Advanced Deposition Technologies, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter Eleven of the Bankruptcy Act with the United States Bankruptcy Court in the District of Massachusetts (File No. 01-12803).

Item 4.  Changes in the Registrant's Certifying Accountant

           On April 2, 2001, Ernst & Young, L.L.P. ("Ernst & Young"), which had served as the Company's independent accountants and had been retained for the Company's fiscal year ended December 31, 2000, resigned as the Company's independent accountants. Ernst & Young has not issued a report for the year ended December 31, 2000.

           BDO Seidman, L.L.P. ("BDO Seidman") served as the Company's independent accountants for the fiscal years ended December 31, 1999 and December 31, 1998. BDO Seidman's reports on the financial statements for the Company's fiscal years ended December31, 1999 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles.

           The Company is not aware of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K with BDO Seidman during the fiscal years ended December 31, 1999 and December 31, 1998 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has been notified by Ernst & Young, however, that it is no longer willing to accept management's representations as the result of a current dispute between the Company and its primary lender regarding the eligibility of certain accounts receivable under the loan documents.

           The Company is in the process of seeking new independent accountants to report on the Company's financial statements for the fiscal year ended December 31, 2000. When the Company retains a successor accounting firm, the Company will file a Current Report on Form 8-K with respect thereto.

           The Company has authorized Ernst & Young to respond fully to the inquiries of the Company's successor independent accountants when such successor is appointed. In addition, the Company has provided a copy of this report to Ernst & Young and has requested that Ernst & Young provide the Company with a letter addressed to the Commission, as required by Item 304(a)(3) of Regulation S-K, so that the Company can file such letter with the Commission within ten business days after the filing of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED DEPOSITION TECHNOLOGIES, INC.



Date:  April 9, 2001                    By:  /s/ Glenn J. Walters
                                            ---------------------------------
                                            Glenn J. Walters
                                            Chief Executive Officer



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